KELMOORE STRATEGIC TRUST

                            KELMOORE STRATEGY(R) FUND
                         KELMOORE STRATEGY(R) EAGLE FUND
                        KELMOORE STRATEGY(R) LIBERTY FUND
                                  (THE "FUNDS")

                      SUPPLEMENT DATED JULY 16, 2004 TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 28, 2004

         THIS SUPPLEMENT UPDATES THE INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 28, 2004.

EFFECTIVE JULY 16, 2004, THE FOLLOWING LANGUAGE IS ADDED AFTER THE THIRD PARAGRAPH ON PAGE 21 OF THE STATEMENT OF ADDITIONAL INFORMATION.

LATE ORDER TRADING. The Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. These authorized brokers are permitted to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Purchase or redemption orders will be executed at the Funds' net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds.

EFFECTIVE JULY 16, 2004, THE FOLLOWING LANGUAGE IS ADDED AT THE BEGINNING OF PAGE 22 OF THE STATEMENT OF ADDITIONAL INFORMATION.

                             PERFORMANCE INFORMATION

COMPARING PERFORMANCE. The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

A Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques. A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                         RETAIN THIS SUPPLEMENT WITH THE
                                  STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.